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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                          Date of Report: May 1, 1998

                Date of Earliest Event Reported: March 17, 1998

                             JEFFERIES GROUP, INC.

          Delaware                   1-11665                   95-2848406
         (State of              (Commission File             (IRS Employer
       Incorporation)                Number)                 Identification
                                                                Number)

                          11100 Santa Monica Boulevard
                         Los Angeles, California 90025
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (310) 445-1199

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ITEM 5.      OTHER EVENTS

             On March 17, 1998, Jeffries Group, Inc. ("Group") and Investment Technology Group, Inc. ("ITGI") jointly announced plans to separate Group's 100% owned subsidiary, Jeffries & Company, Inc., and Group's 82.3% owned subsidiary, ITGI, through a proposed spin-off and related transactions. Attached and incorporated by reference is information regarding the proposed transactions filed in a Form 8-K on March 17, 1998 updated to include selected financial information for the quarter ended March 27, 1998. This information is available on the website of Group and ITGI (Exhibit 99.1).

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             Exhibit Index.

EXHIBIT NO.  EXHIBIT DESCRIPTION

99.1         Unaudited financial information concerning Group and ITGI.



                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 1, 1998                       JEFFRIES GROUP, INC.



                                         By:   /s/     JERRY M. GLUCK
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                                                       Jerry M. Gluck
                                                Secretary and General Counsel